SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No. __)

Filed by Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Sec. 240.14a-12

                          THE GABELLI GLOBAL DEAL FUND

                (Name of Registrant as Specified In Its Charter)

    (Name Of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      1)    Title of each class of securities to which transaction applies:

      2)    Aggregate number of securities to which transaction applies:

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):

      4)    Proposed maximum aggregate value of transaction:

      5)    Total fee paid:

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid:

      2)    Form, Schedule or Registration Statement No.:

      3)    Filing Party:

      4)    Date Filed:

                          THE GABELLI GLOBAL DEAL FUND

                              One Corporate Center
                            Rye, New York 10580-1422
                                 (914) 921-5070

                                   ----------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 19, 2008

                                   ----------

To the Shareholders of
THE GABELLI GLOBAL DEAL FUND

      Notice is hereby given that the Annual Meeting of Shareholders (the "Meeting") of The Gabelli Global Deal Fund (the "Fund") will be held at The Cole Auditorium, The Greenwich Library, 101 West Putnam Avenue, Greenwich, Connecticut 06830, on Monday, May 19, 2008, at 10:30 a.m., for the following purposes:

      1. To elect three (3) Trustees of the Fund, to be elected by the holders of the Fund's Common Shares (PROPOSAL 1); and

      2.    To   consider   and  vote  upon  such   other   matters,   including
            adjournments, as may properly come before said Meeting or any adjournments thereof.

      These  items  are  discussed  in  greater  detail  in the  attached  Proxy
Statement.

      The close of business on March 17, 2008 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and any adjournments thereof.

      YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE FUND. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE COMPLETE, SIGN, AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.

                                             By Order of the Board of Trustees,

                                             AGNES MULLADY
                                             SECRETARY

April 7, 2008

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

      The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

      1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the registration on the proxy card.

      2.    JOINT  ACCOUNTS:  Either  party may sign,  but the name of the party
            signing   should   conform   exactly   to  the  name  shown  in  the
            registration.

      3. ALL OTHER ACCOUNTS: The capacity of the individuals signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

            REGISTRATION                             VALID SIGNATURE
            ----------------------------------       -----------------------

            CORPORATE ACCOUNTS

            (1) ABC Corp.                            ABC Corp.
            (2) ABC Corp.                            John Doe, Treasurer
            (3) ABC Corp.
                c/o John Doe, Treasurer              John Doe
            (4) ABC Corp., Profit Sharing Plan       John Doe, Trustee

            TRUST ACCOUNTS

            (1) ABC Trust                            Jane B. Doe, Trustee
            (2) Jane B. Doe, Trustee
                u/t/d 12/28/78                       Jane B. Doe

            CUSTODIAN OR ESTATE ACCOUNTS

            (1) John B. Smith, Cust.
                f/b/o John B. Smith, Jr. UGMA        John B. Smith
            (2) John B. Smith, Executor
                Estate of Jane Smith                 John B. Smith, Executor

                            TELEPHONE/INTERNET VOTING

      Various brokerage firms may offer the convenience of providing you voting instructions via telephone or the Internet for shares held through such firms. If available, instructions are included with this Proxy Statement and proxy card.

                          THE GABELLI GLOBAL DEAL FUND

                                   ----------

                         ANNUAL MEETING OF SHAREHOLDERS

                                  MAY 19, 2008

                                   ----------

                                PROXY STATEMENT

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of The Gabelli Global Deal Fund (the "Fund") for use at the Annual Meeting of Shareholders of the Fund to be held on Monday, May 19, 2008, at 10:30 a.m., at The Cole Auditorium, The Greenwich Library, 101 West Putnam Avenue, Greenwich, Connecticut 06830, and at any adjournments thereof (the "Meeting"). A Notice of Annual Meeting of Shareholders and proxy card accompany this Proxy Statement, all of which are first being mailed to Shareholders on or about April 14, 2008.

      In addition to the solicitation of proxies by mail, officers of the Fund and officers and regular employees of American Stock Transfer & Trust Company ("AST"), the Fund's transfer agent, and affiliates of AST or other representatives of the Fund may also solicit proxies by telephone, telegraph, Internet, or in person. In addition, the Fund has retained The Altman Group to assist in the solicitation of proxies for a minimum fee of $2,500 plus reimbursement of expenses. The Fund will pay the costs of the proxy solicitation and the expenses incurred in connection with preparing the Proxy Statement and its enclosures. The Fund will also reimburse brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of its shares.

      THE FUND'S MOST RECENT ANNUAL REPORT, INCLUDING AUDITED FINANCIAL STATEMENTS FOR THE PERIOD ENDED DECEMBER 31, 2007, IS AVAILABLE UPON REQUEST, WITHOUT CHARGE, BY WRITING TO THE FUND AT ONE CORPORATE CENTER, RYE, NEW YORK 10580-1422, BY CALLING THE FUND AT 800-422-3554, OR VIA THE INTERNET AT WWW.GABELLI.COM.

      If the enclosed proxy is properly executed and returned in time to be voted at the Meeting, the Shares (as defined below) represented thereby will be voted "FOR" the election of the nominees as Trustees listed in the accompanying Notice of Annual Meeting of Shareholders, unless instructions to the contrary are marked thereon, and at the discretion of the proxy holders as to the transaction of any other business that may properly come before the Meeting. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her shares in person or by submitting a letter of revocation or a later-dated proxy to the Fund at the above address prior to the date of the Meeting.

      A quorum of shareholders is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares of the Fund entitled to vote at the Meeting. In the event a quorum is not present at the Meeting, or in the event that a quorum is present at the Meeting but sufficient votes to approve any of the proposed items are not received, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to such adjournment if sufficient votes have been received for approval and it is otherwise appropriate. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote "FOR" any proposal in favor of such adjournment and will vote those proxies required to be voted "AGAINST" any proposal against any such adjournment. Absent the establishment of a subsequent record date and the giving of notice to the holders of record thereon, the adjourned Meeting must take place not more than 120 days after the record date. At such adjourned Meeting, any business may be transacted which might have been transacted at the original Meeting. If a quorum is present, a shareholder vote may be taken on one or more of the proposals properly brought before the Meeting prior to any adjournment if sufficient votes have been received and it is otherwise appropriate.

      The close of business on March 17, 2008 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and all adjournments thereof.

      Each Shareholder is entitled to one vote for each full share held and an appropriate fraction of a vote for each fractional share held. On the record date, there were 21,280,610 common shares, par value $0.001 per share (the "Common Shares" or the "Shares"), outstanding.

      The following person was known to the Fund to be beneficial owner of more than 5% of the Fund's outstanding Common Shares as of the record date:

      NAME AND ADRESS OF                                AMOUNT OF SHARES
      BENEFICIAL OWNER(S)          TITLE OF CLASS   AND NATURE OF OWNERSHIP   PERCENT OF CLASS
--------------------------------   --------------   -----------------------   ----------------
Mario J. Gabelli and affiliates*       Common        1,318,475 (beneficial)          6.2%
One Corporate Center
Rye, New York 10580-1422

* Comprised of 10,000 common shares owned directly by Mr. Gabelli and 1,308,475 common shares owned by GAMCO Investors, Inc. or its affiliates. Mr. Gabelli disclaims beneficial ownership of the shares held by the discretionary accounts and by the entities named except to the extent of his interest in such entities.

                   SUMMARY OF VOTING RIGHTS ON PROXY PROPOSALS

PROPOSAL               COMMON SHAREHOLDERS
-----------------      -----------------------------
1. Election of         Common Shareholders
   Trustees            vote to elect three Trustees:
                       James P. Conn
                       Clarence A. Davis
                       Arthur V. Ferrara

2. Other Business

      In order that your Shares may be represented at the Meeting, you are requested to vote on the following matters:

               PROPOSAL 1: TO ELECT THREE (3) TRUSTEES OF THE FUND

NOMINEES FOR THE BOARD OF TRUSTEES

      The Board of Trustees is divided into three classes, each class having a term of three years. Each year the term of office of one class will expire. James P. Conn, Clarence A. Davis and Arthur V. Ferrara have each been nominated by the Board of Trustees for a three-year term to expire at the Fund's 2011 Annual Meeting of Shareholders or until their successors are duly elected and qualified. Each of the Trustees of the Fund has served in that capacity since the November 8, 2006 organizational meeting of the Fund. All of the Trustees of the Fund are also directors or trustees of other investment companies for which Gabelli Funds, LLC (the "Adviser") or its affiliates serve as investment adviser. The classes of Trustees are indicated below:

NOMINEES TO SERVE UNTIL 2011 ANNUAL MEETING OF SHAREHOLDERS

James P. Conn
Clarence A. Davis
Arthur V. Ferrara

TRUSTEES SERVING UNTIL 2010 ANNUAL MEETING OF SHAREHOLDERS

Anthony J. Colavita
Edward T. Tokar
Salvatore J. Zizza

TRUSTEES SERVING UNTIL 2009 ANNUAL MEETING OF SHAREHOLDERS

Mario J. Gabelli, CFA
Mario d'Urso
Michael J. Melarkey

      Unless authority is withheld, it is the intention of the persons named in the proxy to vote the proxy "FOR" the election of the nominees named above. Each nominee has indicated that he has consented to serve as a Trustee if elected at the Meeting. If a designated nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees.

INFORMATION ABOUT TRUSTEES AND OFFICERS

      Set forth in the table below are the existing Trustees and Nominees, including those Trustees who are not considered "interested persons," as defined in the Investment Company Act of 1940, as amended (the "1940 Act") (the "Independent Trustees"), for election to the Board of the Fund and officers of the Fund, including information relating to their respective positions held with the Fund, a brief statement of their principal occupations during the past five years, and other directorships (excluding other funds managed by the Adviser), if any.

                              TERM OF                                                                                   NUMBER OF
                             OFFICE AND                                                                               PORTFOLIOS IN
   NAME, POSITION(S)         LENGTH OF                                                                                FUND COMPLEX
       ADDRESS 1                TIME                 PRINCIPAL OCCUPATION(S)                 OTHER DIRECTORSHIPS         OVERSEEN
        AND AGE               SERVED 2                DURING PAST FIVE YEARS                   HELD BY TRUSTEE          BY TRUSTEE
------------------------   -------------   -------------------------------------------   --------------------------   -------------
INTERESTED TRUSTEES 3:

MARIO J. GABELLI           Since 2006***   Chairman and Chief Executive Officer of       Director of Morgan Group           26
Trustee and                                GAMCO Investors, Inc. and Chief Investment    Holdings, Inc. (holding
Chief Investment Officer                   Officer - Value Portfolios of Gabelli         company); Chairman of the
Age: 65                                    Funds, LLC and GAMCO Asset Management Inc.;   Board of LICT Corp.
                                           Director/Trustee or Chief Investment          (multimedia and
                                           Officer of other registered investment        communication services)
                                           companies in the Gabelli/GAMCO Funds
                                           complex; Chairman and Chief Executive
                                           Officer of GGCP, Inc.

EDWARD T. TOKAR            Since 2006**    Senior Managing Director of Beacon Trust      Trustee of LEVCO Series             2
Trustee                                    Company since 2004; Chief Executive           Trust; Director of DB
Age: 60                                    Officer of Allied Capital Management LLC      Hedge Strategies Fund LLC;
                                           (1997-2004); Vice President - Investments     Director of the Topiary
                                           of Honeywell International Inc. (1977-2004)   Benefit Plan Investor Fund
                                                                                         LLC (financial services)

INDEPENDENT TRUSTEES/NOMINEES 4:

ANTHONY J. COLAVITA        Since 2006**    Partner in the law firm of Anthony J.                      --                    35
Trustee                                    Colavita, P.C.
Age: 72

JAMES P. CONN              Since 2006*     Former Managing Director and Chief                         --                    16
Trustee                                    Investment Officer of Financial Security
Age: 69                                    Assurance Holdings Ltd. (insurance holding
                                           company) (1992-1998)

CLARENCE DAVIS             Since 2006*     Chief Executive Officer of Nestor, Inc.;      Director of Oneida Ltd.             2
Trustee                                    Former Chief Operating Officer (2000-2005)    (kitchenware)
Age: 66                                    and Chief Financial Officer (1999-2000) of
                                           the American Institute of Certified Public
                                           Accountants

MARIO D'URSO               Since 2006***   Chairman of Mittel Capital Markets S.p.A.                  --                     4
Trustee                                    since 2001; Senator in the Italian
Age: 67                                    Parliament (1996-2001)

ARTHUR V. FERRARA          Since 2006*     Former Chairman of the Board and Chief                     --                     7
Trustee                                    Executive Offi7cer of The Guardian Life
Age: 77                                    Insurance Company of America from 1992-1995

MICHAEL J. MELARKEY        Since 2006***   Partner in the law firm of Avansino,          Director of Southwest Gas           4
Trustee                                    Melarkey, Knobel & Mulligan                   Corporation (natural gas
Age: 58                                                                                  utility)

                              TERM OF                                                                                   NUMBER OF
                             OFFICE AND                                                                               PORTFOLIOS IN
   NAME, POSITION(S)         LENGTH OF                                                                                FUND COMPLEX
       ADDRESS 1                TIME                 PRINCIPAL OCCUPATION(S)                 OTHER DIRECTORSHIPS         OVERSEEN
        AND AGE               SERVED 2                DURING PAST FIVE YEARS                   HELD BY TRUSTEE          BY TRUSTEE
------------------------   -------------   -------------------------------------------   --------------------------   -------------
INDEPENDENT TRUSTEES/NOMINEES 4:

SALVATORE J. ZIZZA         Since 2006**    Chairman of Zizza & Co., Ltd. (consulting)    Director of Hollis-Eden            26
Trustee                                                                                  Pharmaceuticals
Age: 62                                                                                  (biotechnology) and Earl
                                                                                         Scheib, Inc. (automotive
                                                                                         services)

OFFICERS 5:

BRUCE N. ALPERT            Since 2006      Executive Vice President and Chief
President                                  Operating Officer of Gabelli Funds, LLC
Age: 56                                    since 1988; Officer of all of the
                                           registered investment companies in the
                                           Gabelli/GAMCO Funds complex; Director and
                                           President of Teton Advisors, Inc.
                                           (formerly Gabelli Advisers, Inc.) since
                                           1998

CARTER W. AUSTIN           Since 2006      Vice President of the Fund since 2006;
Vice President                             Vice President of other registered
Age: 41                                    investment companies in the Gabelli/GAMCO
                                           Funds complex; Vice President of Gabelli
                                           Funds, LLC since 1996

PETER D. GOLDSTEIN         Since 2006      Director of Regulatory Affairs for GAMCO
Chief Compliance Officer                   Investors, Inc. since 2004; Chief
Age: 54                                    Compliance Officer of all of the
                                           registered investment companies in the
                                           Gabelli/GAMCO Funds complex; Vice
                                           President of Goldman Sachs Asset
                                           Management from 2000-2004

SHEILA J. MOORE            Since 2006      Assistant Vice President of the Fund since
Assistant Vice President                   2006. Adjunct professor in Economics and
and Ombudsman                              Finance, Woodbury University, CA, prior to
Age: 45                                    2006

AGNES MULLADY              Since 2006      Vice President of Gabelli Funds, LLC since
Treasurer and Secretary                    2007; Officer of all of the registered
Age: 49                                    investment companies in the Gabelli/GAMCO
                                           Funds complex; Senior Vice President of
                                           U.S. Trust Company, N.A. and Treasurer and
                                           Chief Financial Officer of Excelsior Funds
                                           from 2004-2005; Chief Financial Officer of
                                           AMIC Distribution Partners from 2002-2004

DAVID I. SCHACHTER         Since 2006      Vice President of the Fund since 2006;
Vice President                             Vice President of other registered
Age: 54                                    investment companies in the Gabelli/GAMCO
                                           Funds complex; Vice President of Gabelli &
                                           Company, Inc. since 1999

----------
  1   Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.

  2 The Fund's Board of Trustees is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three-year term.

  3 "Interested person" of the Fund, as defined in the 1940 Act. Mr. Gabelli is considered to be an "interested person" of the Fund because of his affiliation with Gabelli Funds, LLC, which is the Fund's investment adviser, and Gabelli & Company, Inc., which executes portfolio transactions for the Fund, and as a controlling shareholder because of the level of his ownership of common shares of the Fund. Mr. Tokar is considered an "interested person" of the Fund as a result of his son's employment by an affiliate of the Adviser.

  4 Trustees who are not considered to be "interested persons" of the Fund as defined in the 1940 Act are considered to be "Independent" Trustees.

  5 Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

  * Nominee to serve, if elected, until the Fund's 2011 Annual Meeting of Shareholders or until his successor is duly elected and qualified.

 ** Term continues until the Fund's 2010 Annual Meeting of Shareholders or until his successor is duly elected and qualified.

*** Term continues until the Fund's 2009 Annual Meeting of Shareholders or until his successor is duly elected and qualified.

BENEFICIAL OWNERSHIP OF SHARES HELD IN THE FUND AND THE FUND COMPLEX FOR EACH TRUSTEE AND NOMINEE FOR ELECTION AS TRUSTEE

      Set forth in the table below is the dollar range of equity securities in the Fund beneficially owned by each Trustee and Nominee for election as Trustee and the aggregate dollar range of equity securities in the Fund complex beneficially owned by each Trustee and Nominee for election as Trustee.

                                 DOLLAR RANGE OF EQUITY   AGGREGATE DOLLAR RANGE OF EQUITY
                                     SECURITIES HELD             SECURITIES HELD IN
NAME OF TRUSTEE/NOMINEE              IN THE FUND*(1)            FUND COMPLEX*(1)(2)
-----------------------          ----------------------   --------------------------------
INTERESTED TRUSTEES:

Mario J. Gabelli                            E                            E

Edward T. Tokar                             D                            E

INDEPENDENT TRUSTEES/NOMINEES:

Anthony J. Colavita**                       C                            E

James P. Conn                               E                            E

Clarence A. Davis                           A                            A

Mario d'Urso                                A                            E

Arthur V. Ferrara                           C                            E

Michael J. Melarkey                         E                            E

Salvatore J. Zizza                          A                            E

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*     Key to Dollar Ranges

      A. None

      B. $1 - $10,000

      C. $10,001 - $50,000

      D. $50,001 - $100,000

      E. Over $100,000

      All shares were valued as of December 31, 2007.

** Mr. Colavita beneficially owns less than 1% of the common stock of The LGL Group, Inc., having a value of $9,071 as of December 31, 2007. The LGL Group, Inc. may be deemed to be controlled by Mario J. Gabelli and in that event would be deemed to be under common control with the Fund's Adviser.

(1) This information has been furnished by each Trustee and Nominee for election as Trustee as of December 31, 2007. "Beneficial Ownership" is determined in accordance with Section 16a-1(a)(2) of the Securities Exchange Act of 1934, as amended (the "1934 Act").

(2) The "Fund Complex" includes all the funds that are considered part of the same fund complex as the Fund because they have common or affiliated investment advisers.

      Set forth in the table below is the amount of shares beneficially owned by each Trustee of the Fund.

                                      AMOUNT AND NATURE OF     PERCENT OF SHARES
NAME OF TRUSTEE/NOMINEE             BENEFICIAL OWNERSHIP (1)    OUTSTANDING (2)
-----------------------             ------------------------   -----------------
INTERESTED TRUSTEES:

   Mario J. Gabelli                       1,318,475(3)                6.2%
   Edward T. Tokar                            5,000                     *

INDEPENDENT TRUSTEES/NOMINEES:

   Anthony J. Colavita                        1,560(4)                  *
   James P. Conn                             15,000                     *
   Clarence A. Davis                              0                     *
   Mario d'Urso                                   0                     *
   Arthur V. Ferrara                          1,500                     *
   Michael J. Melarkey                       10,400                     *
   Salvatore J. Zizza                             0                     *

----------
(1) This information has been furnished by each Trustee and Nominee for election as Trustee as of December 31, 2007. "Beneficial Ownership" is determined in accordance with Section 16a-1(a)(2) of the 1934 Act. Reflects ownership of common shares unless otherwise noted.

(2) An asterisk indicates that the ownership amount constitutes less than 1% of the total shares outstanding.

(3) Comprised of 10,000 common shares owned directly by Mr. Gabelli and 1,308,475 common shares owned by GAMCO Investors, Inc. or its affiliates. Mr. Gabelli disclaims beneficial ownership of the shares held by the discretionary accounts and by the entities named except to the extent of his interest in such entities.

(4) Comprised of 560 common shares owned by Mr. Colavita's spouse and 1,000 common shares owned by Mr. Colavita's son for which he disclaims beneficial ownership.

      The Fund pays each Trustee who is not affiliated with the Adviser or its affiliates a fee of $3,000 per year plus $1,000 per meeting attended in person, $500 per telephonic meeting or committee meeting, together with the Trustee's actual out-of-pocket expenses relating to his attendance at such meetings. In addition, the Audit Committee Chairman receives an annual fee of $3,000, and the Nominating Committee Chairman receives an annual fee of $2,000. The aggregate remuneration (not including out-of-pocket expenses) paid by the Fund to the Trustees during the period ended December 31, 2007 amounted to $69,198. During the period ended December 31, 2007, the Trustees of the Fund met four times. Each Trustee then serving in such capacity attended at least 75% of the meetings of Trustees and of any Committee of which he is a member.

AUDIT COMMITTEE REPORT

      The role of the Fund's Audit Committee (the "Audit Committee") is to assist the Board of Trustees in its oversight of (i) the quality and integrity of the Fund's financial statement reporting process and the independent audit and reviews thereof; (ii) the Fund's accounting and financial reporting policies and practices, its internal controls, and, as appropriate, the internal controls of certain of its service providers; (iii) the Fund's compliance with legal and regulatory requirements; and (iv) the independent registered public accounting firm's qualifications, independence, and performance. The Audit Committee also is required to prepare an audit committee report pursuant to the rules of the Securities and Exchange Commission (the "SEC") for inclusion in the Fund's annual proxy statement. The Audit Committee operates pursuant to the Audit Committee Charter (the "Audit Charter") that was most recently reviewed and approved by the Board of Trustees on February 28, 2008.

      Pursuant to the Audit Charter, the Audit Committee is responsible for conferring with the Fund's independent registered public accounting firm, reviewing annual financial statements, approving the selection of the Fund's independent registered public accounting firm, and overseeing the Fund's internal controls. The Audit Charter also contains provisions relating to the pre-approval by the Audit Committee of certain non-audit services to be provided by Ernst & Young LLP ("Ernst & Young") to the Fund and to the Adviser and certain of its affiliates. The Audit Committee advises the full Board with respect to accounting, auditing, and financial matters affecting the Fund. As set forth in the Audit Charter, management is responsible for maintaining appropriate systems for accounting and internal control, and the Fund's independent registered public accounting firm is responsible for planning and car-
rying out proper audits and reviews. The independent registered public accounting firm is ultimately accountable to the Board of Trustees and to the Audit Committee, as representatives of shareholders. The independent registered public accounting firm for the Fund reports directly to the Audit Committee.

      In performing its oversight function, at a meeting held on February 25, 2008, the Audit Committee reviewed and discussed with management of the Fund and Ernst & Young the audited financial statements of the Fund as of and for the period ended December 31, 2007, and discussed the audit of such financial statements with the independent registered public accounting firm.

      In addition, the Audit Committee discussed with the independent registered public accounting firm the accounting principles applied by the Fund and such other matters brought to the attention of the Audit Committee by the independent registered public accounting firm as required by Statement of Auditing Standards No. 61, COMMUNICATIONS WITH AUDIT COMMITTEES, as currently modified or supplemented. The Audit Committee also received from the independent registered public accounting firm the written disclosures and statements required by the SEC's independence rules, delineating relationships between the independent registered public accounting firm and the Fund, and discussed the impact that any such relationships might have on the objectivity and independence of the independent registered public accounting firm.

      As set forth above, and as more fully set forth in the Charter, the Audit Committee has significant duties and powers in its oversight role with respect to the Fund's financial reporting procedures, internal control systems, and the independent audit process.

      The members of the Audit Committee are not, and do not represent themselves to be, professionally engaged in the practice of auditing or accounting and are not employed by the Fund for accounting, financial management, or internal control purposes. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the Fund's independent registered public accounting firm. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and/or financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not provide assurance that the audit of the Fund's financial statements has been carried out in accordance with the standards of the Public Company Accounting Oversight Board (United States) or that the financial statements are presented in accordance with generally accepted accounting principles (United States).

      Based on its consideration of the audited financial statements and the discussions referred to above with management and the Fund's independent registered public accounting firm, and subject to the limitations on the responsibilities and role of the Audit Committee set forth in the Audit Charter and those discussed above, the Audit Committee recommended to the Fund's Board of Trustees that the Fund's audited financial statements be included in the Fund's Annual Report for the period ended December 31, 2007.

      SUBMITTED BY THE AUDIT COMMITTEE OF THE FUND'S BOARD OF TRUSTEES

      Salvatore J. Zizza, Chairman
      Anthony J. Colavita
      Clarence A. Davis

      February 28, 2008

      The Audit Committee met once during the period ended December 31, 2007. The Audit Committee is composed of three of the Fund's Independent Trustees (as such term is defined by the New York Stock Exchange's listing standards (the "NYSE Listing Standards")), namely Messrs. Colavita, Davis, and Zizza. Each member of the Audit Committee has been determined by the Board of Trustees to be financially literate.

NOMINATING COMMITTEE

      The Board of Trustees has a Nominating Committee composed of two of the Fund's Independent Trustees (as such term is defined by the NYSE Listing Standards), namely Messrs. Colavita and Zizza. The Nominating Committee did not meet during the period ended December 31, 2007. The Nominating Committee is responsible for identifying and recommending to the Board of Trustees individuals believed to be qualified to become Board members in the event that a position is vacated or created. The Nominating Committee will consider Trustee candidates recommended by shareholders. In considering candidates submitted by shareholders, the Nominating Committee will take into consideration the needs of the Board of Trustees, the qualifications of the candidate, and the interests of shareholders. The Nominating Committee may also take into consideration the number of shares held by the recommending shareholder and the length of time that such shares have been held. To recommend a candidate for consideration by the Nominating Committee, a shareholder must submit the recommendation in writing and must include the following information:

      o The name of the shareholder and evidence of the shareholder's ownership of shares of the Fund, including the number of shares owned and the length of time of ownership;

      o The name of the candidate, the candidate's resume or a listing of his or her qualifications to be a Trustee of the Fund, and the person's consent to be named as a Trustee if selected by the Nominating Committee and nominated by the Board of Trustees; and

      o If requested by the Nominating Committee, a completed and signed trustees' questionnaire.

      The shareholder recommendation and information described above must be sent to the Fund's Secretary, c/o Gabelli Funds, LLC, at One Corporate Center, Rye, NY 10580-1422, and must be received by the Secretary no less than 120 days prior to the anniversary date of the Fund's most recent annual meeting of shareholders or, if the meeting has moved by more than 30 days, a reasonable amount of time before the meeting.

      The Nominating Committee believes that the minimum qualifications for serving as a Trustee of the Fund are that the individual demonstrate, by significant accomplishment in his or her field, an ability to make a meaningful contribution to the Board of Trustees' oversight of the business and affairs of the Fund and have an impeccable record and reputation for honest and ethical conduct in both his or her professional and personal activities. In addition, the Nominating Committee examines a candidate's specific experiences and skills, time availability in light of other commitments, potential conflicts of interest, and independence from management and the Fund. The Nominating
Committee also seeks to have the Board of Trustees represent a diversity of backgrounds and experience.

      The Fund's Nominating Committee adopted a charter on November 8, 2006. The charter can be found on the Fund's website at www.gabelli.com.

OTHER BOARD-RELATED MATTERS

      The Board of Trustees has established the following procedures in order to facilitate communications between the Board and the shareholders of the Fund and other interested parties.

RECEIPT OF COMMUNICATIONS

      Shareholders and other interested parties may contact the Board or any member of the Board by mail or electronically. To communicate with the Board or any member of the Board, correspondence should be addressed to the Board or the Board member(s) with whom you wish to communicate by either name or title. All such correspondence should be sent c/o the Fund at Gabelli Funds, LLC, One Corporate Center, Rye, NY 10580-1422. To communicate with the Board electronically, shareholders may go to the corporate website at www.gabelli.com under the heading "Contact Us/Board of Directors."

FORWARDING THE COMMUNICATIONS

      All communications received will be opened by the office of the General Counsel of the Adviser for the sole purpose of determining whether the contents represent a message to one or more Trustees. The office of the General Counsel will forward promptly to the addressee(s) any contents that relate to the Fund and that are not in the nature of advertising, promotions of a product or service, or patently offensive or otherwise objectionable material. In the case of communications to the Board of Trustees or any committee or group of members of the Board, the General Counsel's office will make sufficient copies of the contents to send to each Trustee who is a member of the group or committee to which the envelope or e-mail is addressed.

      The Fund does not expect Trustees or Nominees for election as Trustee to attend the Annual Meeting of Shareholders.

      The following table sets forth certain information regarding the compensation of the Fund's Trustees and officers for the period ended December 31, 2007. Ms. Moore is employed by the Fund and is not employed by the Adviser (although she may receive incentive-based variable compensation from affiliates of the Adviser). Officers of the Fund who are employed by the Adviser receive no compensation or expense reimbursement from the Fund.

                               COMPENSATION TABLE
                     FOR THE PERIOD ENDED DECEMBER 31, 2007

                                                            AGGREGATE COMPENSATION FROM
                                 AGGREGATE COMPENSATION      THE FUND AND FUND COMPLEX
NAME OF PERSON AND POSITION          FROM THE FUND*       PAID TO TRUSTEES AND OFFICERS**
------------------------------   ----------------------   -------------------------------
INTERESTED TRUSTEES:

MARIO J. GABELLI                        $      0                   $       0 (26)
Trustee and
Chief Investment Officer

EDWARD T. TOKAR                         $  7,750                   $  27,250 (2)
Trustee

INDEPENDENT TRUSTEES/NOMINEES:

ANTHONY J. COLAVITA                     $ 10,250                   $ 225,000 (35)
Trustee

JAMES P. CONN                           $  8,250                   $ 104,750 (16)
Trustee

CLARENCE A. DAVIS                       $  8,250                   $  11,997 (2)
Trustee

MARIO D'URSO                            $  7,750                   $  40,250 (4)
Trustee

ARTHUR V. FERRARA                       $  7,917                   $  35,250 (7)
Trustee

MICHAEL J. MELARKEY                     $  6,750                   $  37,250 (4)
Trustee

SALVATORE J. ZIZZA                      $ 12,281                   $ 166,250 (26)
Trustee

OFFICER:

SHEILA J. MOORE                         $ 75,000                   $  75,000 (1)
Assistant Vice President

----------
* For the period from the Fund's commencement of operations through December 31, 2007.

** Represents the total compensation paid to such persons during the period ended December 31, 2007 by investment companies (including the Fund) or portfolios thereof from which such person receives compensation that are considered part of the same fund complex as the Fund because they have common or affiliated investment advisers. The number in parentheses represents the number of such investment companies and portfolios.

REQUIRED VOTE

      The election of each of the listed Nominees for Trustee of the Fund requires the affirmative vote of the holders of a plurality of the Shares of the Fund represented at the Meeting if a quorum is present.

      THE BOARD OF TRUSTEES, INCLUDING THE "INDEPENDENT" TRUSTEES, UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE ELECTION OF EACH NOMINEE.

                             ADDITIONAL INFORMATION

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      Ernst & Young, 2001 Market Street, Philadelphia, PA 19103, has been selected to serve as the Fund's independent registered public accounting firm for the fiscal year ending December 31, 2008. Ernst & Young acted as the Fund's independent registered public accounting firm for the period ended December 31, 2007. The Fund knows of no direct financial or material indirect financial interest of Ernst & Young in the Fund. A representative of Ernst & Young will not be present at the Meeting, but will be available by telephone and will have an opportunity to make a statement, if asked, and will be available to respond to appropriate questions.

      Set forth in the table below are audit fees and non-audit related fees billed to the Fund by Ernst & Young for professional services received during and for the period ended December 31, 2007.

    PERIOD ENDED                   AUDIT-RELATED                     ALL
     DECEMBER 31    AUDIT FEES*         FEES        TAX FEES**    OTHER FEES
    ------------    -----------    -------------    ----------    ----------
        2007          $52,000            --             --            --

----------
* Includes non recurring fees billed by Ernst & Young to the Fund in connection with the initial offering of Common Shares of the Fund.

** "Tax Fees" are those fees billed by Ernst & Young in connection with tax compliance services, including primarily the review of the Fund's income tax returns.

      The Fund's Audit Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided by the independent registered public accounting firm to the Fund, and all non-audit services to be provided by the independent registered public accounting firm to the Fund's Adviser and service providers controlling, controlled by, or under common control with the Fund's Adviser ("affiliates") that provide on-going services to the Fund (a "Covered Services Provider"), if the engagement relates directly to the operations and financial reporting of the Fund. The Audit Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairman of the Audit Committee, and the Chairman must report his decision(s) to the Audit Committee, at its next regularly scheduled meeting after the Chairman's pre-approval of such services. The Audit Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Audit Committee's pre-approval responsibilities to other persons (other than the Adviser or the Fund's officers). Pre-approval by the Audit Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser, and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the Fund to its independent registered public accounting firm during the year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee or the Chairman prior to the completion of the audit. All of the audit, audit-related, and tax services described above for which Ernst & Young billed the Fund fees for the period ended December 31, 2007 were pre-approved by the Audit Committee.

      For the period ended December 31, 2007, Ernst & Young has informed the Fund that it did provide certain non-audit services to the Adviser or affiliates thereof that provide services to the Fund.

THE INVESTMENT ADVISER AND ADMINISTRATOR

      Gabelli Funds, LLC is the Fund's Adviser and Administrator and its business address is One Corporate Center, Rye, New York 10580-1422.

COMPLIANCE WITH THE SECURITIES EXCHANGE ACT OF 1934

      Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act, and the rules thereunder, require the Fund's executive officers and Trustees, executive officers and directors of the Adviser, certain other affiliated persons of the Adviser, and persons who own more than 10% of a registered class of the Fund's securities to file reports of ownership and changes in ownership with the SEC and the New York Stock Exchange and to furnish the Fund with copies of all
Section 16(a) forms they file. Based solely on the Fund's review of the copies of such forms it received for the period ended December 31, 2007, the Fund believes that during that year such persons complied with all such applicable filing requirements.

BROKER NON-VOTES AND ABSTENTIONS

      For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but that have not been voted. Accordingly, shareholders are urged to forward their voting instructions promptly.

      The affirmative vote of a plurality of votes cast for each Nominee by the shareholders entitled to vote for a particular Nominee is necessary for the election of a Trustee. Abstentions or broker non-votes will not be counted as votes cast and will have no effect on the result of the vote. Abstentions or broker non-votes, however, will be considered to be present at the Meeting for purposes of determining the existence of a quorum.

      Shareholders of the Fund will be informed of the voting results of the Meeting in the Fund's Semi-Annual Report dated June 30, 2008.

                    OTHER MATTERS TO COME BEFORE THE MEETING

      The Trustees of the Fund do not intend to present any other business at the Meeting, nor are they aware that any shareholder intends to do so. If, however, any other matters, including adjournments, are properly brought before the Meeting, the persons named in the accompanying proxy will vote thereon in accordance with their judgment.

                              SHAREHOLDER PROPOSALS

      All proposals by shareholders of the Fund which are intended to be presented at the Fund's next Annual Meeting of Shareholders to be held in 2009 must be received by the Fund for consideration for inclusion in the Fund's proxy statement and proxy relating to that meeting no later than December 3, 2008. There are additional requirements regarding proposals of shareholders, and a shareholder contemplating submission of a proposal is referred to Rule 14a-8 under the 1934 Act.

      IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE, AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                                                     GDL-PS-2008

[LOGO]   GABELLI FUNDS

                                                 ANNUAL MEETING OF SHAREHOLDERS OF

                                                   THE GABELLI GLOBAL DEAL FUND

                                                            May 19, 2008

                                                         COMMON SHAREHOLDER

                                                      Please vote, date, sign
                                                 and promptly mail your proxy card
                                                     in the envelope provided.

                             o Please detach along perforated line and mail in the envelope provided. o

  [ ]  20300000000000000000 5                                                               051908
-----------------------------------------------------------------------------------------------------------------------------------

PLEASE VOTE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]
-----------------------------------------------------------------------------------------------------------------------------------
                                                                 |
  1. To elect three (3) Trustees of the Fund:                    |
                                                                 | This proxy, if properly  executed,  will be voted in the manner
                           NOMINEES:                             | directed by the  undersigned  shareholder.  If no  direction is
  [ ] FOR ALL NOMINEES     ( ) James P. Conn                     | made, this proxy will be voted FOR the election of the nominees
                           ( ) Clarence A. Davis                 | as Trustees and in the discretion of the proxy holder as to any
  [ ] WITHHOLD AUTHORITY   ( ) Arthur V. Ferrara                 | other matter that may properly come before the Meeting.  Please
      FOR ALL NOMINEES                                           | refer to the Proxy Statement for a discussion of Proposal 1.
                                                                 |
  [ ] FOR ALL EXCEPT                                             | TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX ON THE REVERSE
      (See instructions below)                                   | SIDE OF THIS CARD.
                                                                 |
                                                                 |
                                                                 |
                                                                 |
                                                                 |
  INSTRUCTION: To withhold authority to vote for any individual  |
               nominee(s), mark "FOR ALL EXCEPT" and fill in the |
               circle next to each nominee you wish to withhold, |
               as shown here: ( )                                |
  ---------------------------------------------------------------|
                                                                 |
                                                                 |
                                                                 |
                                                                 |
                                                                 |
  ---------------------------------------------------------------|
  To change the address on your  account,  please  check the     |
  box at right and indicate  your new address in the address     |
  space above.  Please note that  changes to the  registered  [ ]|
  name(s)  on the  account  may not be  submitted  via  this     |
  method.                                                        |
  ---------------------------------------------------------------|
                           -------------------        -----------                           -------------------        -----------
  Signature of Shareholder                      Date:              Signature of Shareholder                      Date:
                           -------------------        -----------                           -------------------        -----------
      Note: Please sign exactly as your name or names appear on this Proxy.  When shares are held jointly,  each holder should sign. When signing as executor,  administrator,  attorney, trustee or guardian, please give full title as such. If the signer is a  corporation,  please sign full corporate name by duly  authorized  officer,  giving full title as
  [ ]       such. If signer is a partnership, please sign in partnership name by authorized person.                             [ ]

                                                                  1          [ ]

                          THE GABELLI GLOBAL DEAL FUND

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

    The undersigned hereby appoints Mario J. Gabelli, Agnes Mullady and Bruce N. Alpert, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all
    shares  of  The  Gabelli   Global  Deal  Fund  (the  "Fund")  which  the
    undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held at The Cole Auditorium, The Greenwich Library, 101 West Putnam Avenue, Greenwich, Connecticut 06830 on Monday, May 19, 2008 at 10:30 a.m. and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

    A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

                (Continued and to be signed on the reverse side)

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COMMENTS:

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[ ]                                                                    14475 [ ]